UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2014

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	001-35746	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 5, 2014, Bryn Mawr Bank Corporation (“BMBC”), the parent company of The Bryn Mawr Trust Company (“BMT”), and Continental Bank Holdings, Inc. (“CBH”), the parent company of Continental Bank(“CB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which CBH will merge with and into BMBC (the “Merger”). Concurrent with the Merger, it is expected that CB will merge with and into BMT (the “Bank Merger”).

Under the terms of the Merger Agreement, which is included as Exhibit 2.1 hereto and incorporated herein by reference, shareholders of CBH will receive 0.45 shares (the “Exchange Ratio”) of BMBC stock for each share of common stock and preferred stock of CBH they own, plus cash in lieu of fractional shares. The Merger Agreement also provides that all options to purchase CBH stock and certain warrants held by organizers of CBH which are outstanding and unexercised immediately prior to the closing (“Continuing Options and Warrants”) shall become fully vested and exercisable and be converted into fully vested and exercisable options or warrants, as the case may be, to purchase shares of BMBC common stock. The number of shares of BMBC stock to be subject to the Continuing Options and Warrants will be equal to the Exchange Ratio multiplied by the number of shares of CBH stock subject to the Continuing Options and Warrants, subject to rounding. The exercise price per share of BMBC stock under the Continuing Options and Warrants will be equal to the exercise price per share of CBH stock under the Continuing Options and Warrants divided by the Exchange Ratio, subject to rounding. Each warrant to purchase a share of Series B Preferred Stock of CBH which is outstanding and unexercised immediately prior to closing (the “Series B Warrants”) will be cancelled by CBH in exchange for cash payment equal to $2.94 (“Series B Warrant Consideration”).

The senior management of BMBC will remain the same following the Merger. At the closing of the Merger, BMBC and BMT will each expand the size of its board by two members and elect two current directors of CBH selected by BMBC as independent directors to serve in the class of directors whose terms expire at the 2015 annual meeting of shareholders of BMBC. To the extent that the initial terms of such directors are not four years, at the end of the initial term of each of such director, he will be re-nominated for an additional term, subject to the fiduciary duties of the board of directors and any applicable eligibility requirements set forth in BMBC’s articles of incorporation, bylaws, or nominating and corporate governance committee guidelines, or any applicable law, rule, regulation or listing standard, such that each of such directors will serve at least four full years.

Each of the directors of CBH has entered into a Voting Agreement with BMBC, pursuant to which such director has agreed, among other things, to vote all shares of common stock of CBH owned by him or her in favor of the approval of the Merger at any shareholders’ meeting called to vote upon the Merger.

The Merger Agreement contains (a) customary representations and warranties of CBH and BMBC, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, (b) covenants of CBH to conduct its business in the ordinary course until the Merger is completed; (c) covenants of CBH to cause its directors to enter into certain non-solicitation and non-competition agreements with BMBC; (d) covenants of BMBC to use reasonable efforts to preserve intact its business organization and assets and maintain its rights and franchises, and (e) other customary covenants of CBH and BMBC. CBH has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Consummation of the Merger is subject to certain conditions, including, among others, approval of the Merger by shareholders of both CBH and BMBC, governmental filings and the receipt of regulatory approvals and expiration of applicable waiting periods, the accuracy of specified representations and warranties of the other party, the amendment of the Series B Warrants consenting to the cancellation of such warrants in exchange for the Series B Warrant Consideration prior to closing, the consent of the holders of the CBH Series B Preferred Stock to the conversion of such stock into BMBC common stock upon consummation of the Merger, effectiveness of the registration statement to be filed with the Securities and Exchange Commission (the “SEC”) to register shares of BMBC common stock to be offered to CBH shareholders, absence of a material adverse effect, receipt of tax opinions, and obtaining material permits and authorizations for the lawful consummation of the Merger and the Bank Merger. Additionally, the Merger is conditioned upon holders of no more than 10% of the issued and outstanding shares of CBH having exercised their statutory appraisal or dissenters’ rights pursuant to the Merger Agreement.

The Merger Agreement also contains certain termination rights for CBH and BMBC, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including: final, non-appealable denial of required regulatory approvals or injunction prohibiting the transactions contemplated by the Merger Agreement; if, subject to certain conditions, the Merger has not been completed by December 31, 2014; a breach by the other party that is not or cannot be cured within 30 days if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; either party’s shareholders failure to approve the transaction by the required vote; entry by the Board of Directors of CBH into an alternative business combination transaction; or the failure by the Board of Directors of CBH to recommend the Merger to its shareholders. Additionally, CBH may terminate the Merger Agreement if the average closing price of BMBC common stock during a specified period prior to closing is less than $21.97 and BMBC’s common stock underperforms a specified peer-group index by more than 20%, unless BMBC elects to make a compensating adjustment to the Exchange Ratio. If the Merger is not consummated under certain circumstances, CBH has agreed to pay BMBC a termination fee of $4.5 million plus all costs and expenses incurred by BMBC in connection with the transactions contemplated by the Merger Agreement, including attorney, accountant and financial advisor fees.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (b) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (c) may have been included in the Merger Agreement for the purpose of allocating risk between CBH and BMBC rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference in its entirety.

BMBC will file with the SEC a Registration Statement on Form S-4 concerning the Merger. The Registration Statement will include a prospectus for the offer and sale of BMBC common stock to CBH shareholders as well as a proxy statement of each BMBC and CBH for the solicitation of proxies from each of their shareholders for use at the respective meetings at which the Merger will be voted upon. The combined prospectus and proxy statement and other documents filed by BMBC with the SEC will contain important information about BMBC, CBH, and the Merger. We urge investors, CBH shareholders and BMBC shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. BMBC and CBH shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the Merger. Investors and shareholders will be able to obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about BMBC – at the SEC’s website at http://www.sec.gov. Copies of the combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to Bryn Mawr Bank Corporation, 801 Lancaster Avenue, Bryn Mawr, PA 19010, attention Geoffrey L. Halberstadt, Secretary, telephone (610) 581-4873.

CBH, BMBC and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning CBH’s and BMBC’s directors and executive officers will be set forth in the combined prospectus and proxy statement relating to the Merger. Information concerning BMBC’s directors and executive officers is also set forth in BMBC’s proxy statement and annual report on Form 10-K (including any amendments thereto), previously filed with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

FORWARD LOOKING STATEMENTS

This Form 8-K contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, the Securities Act or the Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements may include financial and other projections as well as statements regarding BMBC’s or CBH’s future plans, objectives, performance, revenues, growth, profits, operating expenses or BMBC’s or CBH’s underlying assumptions. Statements preceded by, followed by or that include the words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “estimate,” “target,” “potentially,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this Form 8-K are cautioned that such statements are only predictions, and that BMBC’s and CBH’s actual future results or performance may be materially different.

BMBC’s and CBH’s businesses and operations, as well as their combined business and operations following the completion of the transactions described in this Form 8-K, are and will be subject to a variety of risks, uncertainties and other factors. A number of factors, many of which are beyond BMBC’s and CBH’s control, could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so BMBC’s and/or CBH’s respective business and financial conditions and results of operations could be materially and adversely affected. Such factors include, among others, that we will not receive required regulatory or shareholder approvals for the proposed merger in a timely fashion or at all, that the integration of the CBH’s business with BMBC’s may take longer than anticipated or be more costly than anticipated, that the proposed Merger may be more expensive to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains, may be significantly harder to achieve, take longer than anticipated or may not be achieved; the need for capital; the impact of economic conditions on BMBC’s and/or CBH’s respective business; changes in banking regulation and the possibility that any banking agency approvals required for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair the ability to implement business plans; the ability to attract and retain key personnel; competition in the marketplace; and other factors. All forward-looking statements and information made herein are based on current expectations as of the date hereof and speak only as of the date they are made. Neither BMBC nor CBH undertakes to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to BMBC’s business, you are encouraged to review its filings with the SEC, including the most recent annual report on Form 10-K for BMBC, as well as any changes in risk factors that may be identified in quarterly or other reports filed with the SEC.

Item 7.01	Regulation FD Disclosure.

On May 5, 2014, BMBC issued a Press Release, attached hereto as Exhibit 99.1, announcing its May 5, 2014 entry into an Agreement and Plan of Merger with Continental Bank Holdings, Inc.

Additionally, attached hereto as Exhibit 99.2 and incorporated herein by reference is a Slide Presentation that is expected to be discussed during the BMBC conference call to be held at 11:00 a.m. EDT on May 5, 2014 (discussed in the Press Release).

Exhibits 99.1 and 99.2 are incorporated in this Item 7.01 by reference. The information contained in such Exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of May 5, 2014, by and between Bryn Mawr Bank Corporation and Continental Bank Holdings, Inc.*

99.1	Press Release

99.2	Slide Presentation

*	Schedules to the Merger Agreement have been omitted in accordance with Item 601(b) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Francis J. Leto
Francis J. Leto President and COO

Date: May 5, 2014

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of May 5, 2014, by and between Bryn Mawr Bank Corporation and Continental Bank Holdings, Inc.*

99.1	Press Release

99.2	Slide Presentation

*	Schedules to the Merger Agreement have been omitted in accordance with Item 601(b) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any schedules to the Securities and Exchange Commission (the “SEC”) upon its request.